June 24, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: T. Rowe Price Tax-Exempt Money Fund, Inc.

File Nos.: 002-67029/811-3055

Post-Effective Amendment No.: 39

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP

Shearman & Sterling LLP

June 24, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Income Fund, Inc.

File Nos.: 002-57265/811-2684

Post-Effective Amendment No.: 50

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP

Shearman & Sterling LLP

June 24, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: T. Rowe Price Tax-Free High Yield Fund, Inc.

File Nos.: 002-94641/811-4163

Post-Effective Amendment No.: 25

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP

Shearman & Sterling LLP

June 24, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

File Nos.: 033-49117/811-7051

Post-Effective Amendment No.: 13

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP

Shearman & Sterling LLP

June 24, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

File Nos.: 002-87059/811-3872

Post-Effective Amendment No.: 31

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling LLP

Shearman & Sterling LLP